UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 25, 2006
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 24, 2006, Centex Corporation, a Nevada corporation (the “Corporation”), issued a press release (the “Press Release”) announcing its results of operations for the quarter ended June 30, 2006, which Press Release was furnished in a current report on Form 8-K submitted by the Corporation on the same date. As previously announced, senior management of the Corporation held a conference call on July 25, 2006 at 10 a.m. Eastern time (9 a.m., Central time) to discuss, among other things, the results of operations of the Corporation for such period. A copy of the materials provided to investors in the form of a webcast in connection with this conference call is being furnished as Exhibit 99.1 hereto. The information contained in such exhibit is incorporated by reference in this Item 2.02, but shall not be deemed filed for any purpose under the Securities Exchange Act of 1934.
Item 7.01. Regulation FD Disclosure.
On July 25, 2006, Centex Corporation, a Nevada corporation (the “Corporation”), held a conference call to discuss the results of operations of the Corporation for the quarter ended June 30, 2006, other information, and earnings per share guidance. A copy of the materials provided to investors in the form of a webcast in connection with this conference call is being furnished as Exhibit 99.1 hereto. Pages 7 through 9 of the information contained in such exhibit are incorporated by reference in this Item 7.01, but shall not be deemed filed for any purpose under the Securities Exchange Act of 1934. A transcript of the conference call will be available on the Corporation’s web site on or before August 1, 2006.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description
99.1	Investor materials furnished in connection with the conference call held on July 25, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Secretary

Date: July 25, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor materials furnished in connection with the conference call held on July 25, 2006